UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2026

QUALITY INDUSTRIAL CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-56239	35-2675388
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 Montgomery Street, San Francisco, CA	94104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 706-0806

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On March 31, 2026, Quality Industrial Corp. (the “Company” or “QIND”) released as a press release a document that was intended to contain a press release containing a shareholder letter and selected financial results for the fiscal year ended December 31, 2025 (the “Original Press Release”). A copy of the Original Press Release was furnished as Exhibit 99.1 to a Current Report on Form 8-K furnished with the Securities and Exchange Commission (the “SEC”) on March 31, 2026 (the “Original Form 8-K”).

Subsequently, the Company determined that the document released as the Original Press Release was not the final, approved version of such press release.

On April 1, 2026, the Company released the final, approved version of such press release (the “Approved Press Release”). A copy of the Approved Press Release is attached hereto as Exhibit 99.2.

The information furnished pursuant to this Item 2.02 (including Exhibit 99.1 and Exhibit 99.2 hereto), shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

The Original Press Release, the Approved Press Release, and the statements contained therein include “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, which statements involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “believes,” “expects,” “anticipates,” “estimates,” “projects,” “intends,” “should,” “seeks,” “future,” “continue,” “plan,” “target,” “predict,” “potential,” or the negative of such terms or other comparable terminology. Forward-looking statements in this press release include, but are not limited to, statements regarding the Company’s turnaround plans and expectations, its expectations for continued growth, its plans to service outstanding debt, the expansion of its majority-owned subsidiary Al Shola Al Modea Gas Distribution L.L.C. (“Al Shola Gas”), the growth of Al Shola Gas from trucks entering service, contracted engineering projects, and geographic expansion into the northern emirates, and targeting $20 million of revenues. Forward-looking statements relating to expectations about future results or events are based upon information available to the Company as of the date of this press release and are not guarantees of future performance. Actual results may vary materially from those discussed in these forward-looking statements as a result of various factors, including, without limitation: The risks of major, irreversible disruptions and damage to the Company’s core operations due to the ongoing war among Iran, the United States, Israel, and other belligerents; the Company’s ability to service outstanding debts; the Company’s ability to continue expanding the operations of Al Shola Gas; the ability to secure and execute engineering and liquid petroleum gas (“LPG”) infrastructure projects; fluctuations in demand for LPG infrastructure and distribution services; regulatory approvals and compliance requirements affecting LPG distribution and engineering services; volatility in energy markets and commodity prices; the Company’s ability to obtain sufficient financing to support operations and growth initiatives; other risks associated with operating internationally, including in the United Arab Emirates and other foreign jurisdictions; and other risks and uncertainties described under Item 1A. “Risk Factors” and elsewhere in the Company’s Annual Report on Form 10-K filed with the SEC on March 31, 2026, and in other filings with the SEC. Should any of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those described as anticipated, estimated or expected. All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these cautionary statements. The Company undertakes no obligation to publicly update or revise any forward-looking statements to reflect events or circumstances arising after the date of this press release, except as required by law.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release dated March 31, 2026 (incorporated by reference to Current Report on Form 8-K filed on March 31, 2026
99.2	Press Release dated April 1, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 1, 2026	QUALITY INDUSTRIAL CORP.

/s/ John Paul Backwell
	Name:	John Paul Backwell
	Title:	Chief Executive Officer